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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 17, 1999


                    CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 1999, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 1999-2).

                                   CWABS, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                       333-60823              95-4596514
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
      of Incorporation)                File Number)       Identification No.)
-------------------------------     -------------------  -------------------

    4500 Park Granada
    Calabasas, California                                     91302
-------------------------------                          ------------------
    (Address of Principal                                    (Zip Code)
     Executive Offices)


       Registrant's telephone number, including area code (818) 225-3240


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

Item 5.  Other Events.

Filing of Computational Materials

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Asset-Backed Certificates, Series 1999-2.

     In connection with the offering of the Asset-Backed Certificates, Series 1999-2, Lehman Brothers Inc. ("Lehman Brothers"), as underwriter of the Offered Certificates, has prepared certain materials (the "Lehman Brothers Computational Materials") for distribution to their potential investors. Similarly, Countrywide Securities Corporation ("CSC"), as underwriter of the Offered Certificates, has prepared certain materials (the "CSC Computational Materials") for distribution to their potential investors. Although the Company provided Lehman Brothers and CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Lehman Brothers Computational Materials or the CSC Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Lehman Brothers Computational Materials, which are listed as Exhibit 99.1 hereto and the CSC Computational Materials, which are listed as Exhibit 99.2 hereto, are filed on Form SE dated May 17, 1999.


----------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated October 26, 1998 and the prospectus supplement dated May 21, 1999, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 1999-2.

Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

                  99.1 Lehman Brothers Computational Materials filed on Form SE dated May 17, 1999.

                  99.2 CSC Computational Materials filed on Form SE dated May 17, 1999.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CWABS, INC.



                                            By: /s/ David Walker
                                                ---------------------------
                                                  David Walker
                                                  Vice President



Dated: May 19, 1999

Exhibit Index


Exhibit                                                                   Page

  99.1 Lehman Brothers Incorporated Computational Materials filed on Form dated May 17, 1999.

  99.2 Countrywide Securities Corporation Computational Materials filed on Form SE dated May 17, 1999.

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599





                                                               May 19, 1999


BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re:      CWABS, Inc.
                  Asset-Backed Certificates, Series 1999-2


Ladies and Gentlemen:

     On behalf of CWABS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

     Pursuant to a continuing hardship exemption letter dated November 6, 1996, as provided in Rule 202 of Regulation S-T, and pursuant to Rule 311(i) of Regulation S-T, Exhibits 99.1 and 99.2 will be filed on Wednesday, February 24, 1999 in paper on Form SE.

                                                Very truly yours,

                                                /s/ Alastair Onglingswan

                                                Alastair Onglingswan


Enclosure